UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2026

Commission file number: 000-53737

SUIC Worldwide Holdings Ltd.
(Name of registrant in its charter)

Nevada	47-2148252
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

136-20 38th Ave. Unit 3G,

Flushing, NY 11354

(Address of principal executive offices)

(718) 807-0638

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This current report on Form 8-K (this Report) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the Securities Act) and Section 21E of the Securities Exchange Act of 1934 (Exchange Act). The forward-looking statements are only predictions and provide our current expectations or forecasts of future events and financial performance and may be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “will” or “should” or, in each case, their negative, or other variations or comparable terminology, though the absence of these words does not necessarily mean that a statement is not forward-looking. The forward-looking statements are based on current views with respect to future events and financial performance. Actual results may differ materially from those projected in the forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things those:

•	associated with the relative success of sales, marketing and product development;

•	competition, including price competition; and

•	general economic and business conditions.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosures set forth under Item 2 are incorporated by reference into this Item 1.

ITEM 2.01 COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS.

1. CHANGES IN CONTROL OF REGISTRANT

On July 10, 2026, Chen King Te was elected as the Registrant’s Chairman, director and Chief Executive Officer. Kho Jean Jean was elected as the Registrant’s director and Chief Financial Officer. The firm also appointed Dongsheng Zou as the director, since he represents Faith & Glory Charity Foundation, which own 40 Million of shares, is the largest shareholder of the firm. The disclosures set forth under Item 5.01 are incorporated by reference into this Item.

2. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Taiwan Vision Renu Corporation

On July 10, 2026, SUIC Worldwide Holdings Ltd. (the “Company” or the “Registrant”) signed share exchange agreement, under the agreement, the Parties desire that SUIC acquire 51% of the issued and outstanding capitalization of Vision Renu Corporation from the Vision Renu Chairman Chen in exchange for an aggregate of 30,000,000(Thirty Million) shares of SUIC Common Stock (the “Exchange Shares”) pursuant to the terms and conditions set forth in the Share Exchange Agreement.

WHEREAS, Vision Renu Corporation shall be a wholly-owned subsidiary of SUIC and the Exchange Shares will represent approximately Thirty Five percent (35%) of the total outstanding shares of SUIC on a fully-diluted basis. WHEREAS, the Parties intend that the transaction contemplated herein (the “Transaction”) qualify as a reorganization and tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

At the effective time of the Exchange, our Board of Directors was reconstituted by the resignation of Haritto from her role as the Company’s director, and the appointment of Chen King Te as the Company’s Chairman, director and Chief Executive Officer; and Jean Jean Kho as director, Chief Financial Officer.

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PART 1

DESCRIPTION OF BUSINESS

OVERVIEW

Vison Renu focuses on the R&D and manufacturing of innovative, high-tech medical devices. Supported by various government R&D programs and holding numerous patents, the company develops and manufactures innovative, globally competitive, and clinically relevant high-tech medical devices designed to address the needs associated with the aging population. The company secured multiple government grants and focuses its development efforts on products or therapies that address areas currently lacking effective medical solutions while offering high market growth potential—such as optometry, healthcare, and brain health.

Products

There are 2 Major products:

I. Scleral Micro-Ablation Laser System for Presbyopia:

1.	Developed jointly with Ace Vision Group, a U.S.-based ophthalmic medical device innovator, acting as a strategic shareholder.
2.	Supported by exclusive sales rights and global manufacturing and supply capabilities to facilitate international market expansion.
3.

Received funding in 2020 from the Ministry of Economic Affairs’ “A+ Industrial Innovative R&D Program” for the “Pivotal Clinical Trial Project for Scleral Micro-Ablation Laser Treatment of Presbyopia”; clinical trials were successfully completed at two Chang Gung Memorial Hospitals in Taiwan.

4.	Currently undergoing the FDA certification process in the United States.

II. Transcranial Magnetic Stimulation (TMS) Device (for Depression Treatment)

1.	A non-pharmacological, non-invasive treatment device for mental disorders.
2.	Currently certified and approved by the Ministry of Health and Welfare.
3.	Has secured orders for hundreds of units across Taiwan and Southeast Asia
4.	Designed for compact, home-use applications
5.	Aiming to become the market-leading brand in Asia

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Competative Advantage

We believe the following strengths provide the Company with a competitive advantages in the marketplace:

1.	Taiwan FDA approved, clinically validated
2.	User-friendly interface
3.	Scalable for clinics and research
4.	Excellent ROI

Market Opportunity & Trendss

1.	High demand for non-invasive treatments
2.	Insurance coverage increasing
3.	Global growth >8% CAGR
4.	Expansion of TMS clinics worldwide

Our Growth Strategy and Future Development Plan

We have secure over 150 unit orders in Taiwan for 2026, we are working on the government approval processes to enter Malaysia, Indonesia, Thailand and China market. We expect over 500 unites orders for 2027 and over 5000 unites on 2028.

Our firm is also entering into Life Science sector, we believe that over the next 20 years, AI will drive the life sciences to transition from “observing life” to “designing life.” Together with our AI instrument, we will focus on AI Gene Editing & AI DNA Synesis, AI Healthcare. The convergence of three core technologies: will give rise to: ✓ Precision medicine✓ Longevity technology✓ Synthetic biomanufacturing✓ Digital life engineering

Employees

There are currently 7 full-time employees, including 6 in management and administration, and R&D.

CORPORATE INFORMATION

The Company’s corporate headquarters and refinery is located on Taiwan: 8F., No. 308, Sec. 1, Neihu Rd., Neihu Dist., Taipei City 114663, Taiwan (R.O.C.)

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PART 2. FINANCIAL INFORMATION

Acquisition and Reorganization

On July 10, 2026, the Merger of Vision Renu was completed, and the business of Vision Renu was adopted as our business. As such, attached please find the 2 years audited financial of the firm. And proforma and interim reports will be filed in 70 days as required by SEC as 8K/A.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Please see the discussion of “Closing of Exchange” and “Recent Financings” in Item 2.01, which discussion is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;APPOINTMENT OF PRINCIPAL OFFICERS.

On July 10, 2026, Harriette Lo resigned from her role as the Registrant’s Co-Chairwoman, director, Han Wei Wang resigned from his role as the Registrant’s director and Chief Executive Officer. Yee Wei Tan resigned from his role as the Registrant’s director and Chief Financial Officer. Chen King Te was elected as the Registrant’s Chairman, director and Chief Executive Officer. Kho Jean Jean was elected as the Registrant’s director and Chief Financial Officer, The firm also appointed Dongsheng Zou as the director, since he represents Faith & Glory Charity Foundation, which own 40 Million of shares, is the largest shareholder of the firm.

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PART III.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements: As a result of the Exchange described in Item 2.01, the registrant is filing the audited financial statement information of JGH’s principal operating subsidiaries, Hong Kong Jianye Greentech Holding Limited and Heilongjiam Jianye New Clean Fuel Marketing Ltd. as Exhibits 99.1, 99.2 and 99.3 to this current report.

(b) Pro forma financial information: The unaudited pro forma consolidated financial information regarding the registrant and JGH is attached to this current report as Exhibit 99.4.

(c) Exhibits:

Exhibit	Description
2.1	Share Exchange Agreement by and among SUIC Worldwide Holdings Ltd. And Vision Renu Corporation. as of July 10, 2026
99.1	Audited financial statements Vision Renu Corporation for the period ended December 31, 2024 and 2025
99.2	Unaudited Proforma financial statements of Vision Renu Corporation and SUIC for the period ended December 31, 2025.
99.3	Unaudited Proforma interim financial statements of Vision Renu Corporation and SUIC for the period ended June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUIC Worldwide Holdings Ltd.

Date: Aug 31, 2026	/s/ Chen King Te
By: Chen King Te, CEO

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